EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2025 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002.

I, José Cezário Menezes de Barros Sobrinho, the Chief Financial and Investor Relations Officer of Cosan S.A., certify that, to the best of my knowledge:

  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cosan S.A.

Date: October 14, 2026

By:	/s/ José Cezário Menezes de Barros Sobrinho
	Name:	José Cezário Menezes de Barros Sobrinho
	Title:	Chief Financial and Investor Relations Officer